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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                     December 23, 2002 (December 10, 2002)

                                   ----------

                              TORCH OFFSHORE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                    000-32855           74-2982117
     (State or Other Jurisdiction of        (Commission        (IRS Employer
     Incorporation or Organization)         File Number)     Identification No.)

      401 WHITNEY AVENUE, SUITE 400
            GRETNA, LOUISIANA                                    70056-2596
(Address of Principal Executive Offices)                         (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (504) 367-7030



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 10, 2002, Torch Offshore, Inc. (the "Company") announced it had entered into an agreement for the purchase of the Wave Alert, a 340-foot cable-laying dynamically positioned vessel, from Global Marine Shipping Limited ("Global Marine") for approximately $10.9 million. The purchase of the vessel is being financed by Global Marine and will be paid off by the Company over a five-year period. The Company will rename the vessel the Midnight Wrangler.

A copy of the Company's press release announcing the acquisition is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits.

                  The following exhibits are filed herewith:

Exhibit No.                                 Description

     99.1         Press release dated December 10, 2002.

     99.2 Memorandum of Agreement between Global Marine Systems Limited of East Saxon House and Torch Offshore Inc. dated 27th November, 2002.

     99.3 Credit Facility Agreement between (1) Torch Offshore Inc. (2) Global Marine Systems Limited Relating to the Vessel "Wave Alert" to be Renamed "Midnight Wrangler."

     99.4 Assignment of Insurances between (1) Torch Offshore Inc., as Assignor, and (2) Global Marine Systems Limited, as Assignee.

     99.5 First Preferred Vanuatu Ship Mortgage on m.v. "Midnight Wrangler" formerly "Wave Alert" between (1) Torch Offshore Inc., as Owner, and (2) Global Marine Systems Limited, as Mortgagee.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TORCH OFFSHORE, INC.


                                       By: /s/ ROBERT E. FULTON
Date: December 23, 2002                ------------------------
                                       Robert E. Fulton
                                       Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------
     99.1         Press release dated December 10, 2002.

     99.2 Memorandum of Agreement between Global Marine Systems Limited of East Saxon House and Torch Offshore Inc. dated 27th
                  November, 2002.

     99.3         Credit Facility Agreement between (1) Torch Offshore Inc. (2)
                  Global Marine Systems Limited Relating to the Vessel "Wave
                  Alert" to be Renamed "Midnight Wrangler."

     99.4         Assignment of Insurances between (1) Torch Offshore Inc., as
                  Assignor, and (2) Global Marine Systems Limited, as Assignee.

     99.5         First Preferred Vanuatu Ship Mortgage on m.v. "Midnight
                  Wrangler" formerly "Wave Alert" between (1) Torch Offshore
                  Inc., as Owner, and (2) Global Marine Systems Limited, as
                  Mortgagee.